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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): April 27, 2004



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    0-9036                 23-0787-699
--------------------------------    -----------            ------------------
State or other Jurisdiction         Commission             I.R.S. Employer
of Incorporation or Organization    File Number            Identification No.



                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code


       Registrant's telephone number, including area code: (215) 333-9000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (C)         Exhibits
            99.1        April 27, 2004 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 27, 2004, registrant announced its results of operations for the quarter ended and nine months ended March 31, 2004, as set forth in the press release, a copy of which is included as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            LANNETT COMPANY, INC

                            By: /s/ Larry Dalesandro
                               Chief Financial Officer

Date:  April 27, 2004

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                                  EXHIBIT INDEX


Exhibit:    Description:

99.1        April 27, 2004 Press Release